Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of U.S. Auto Parts Network, Inc. (the “Company”) on Form 10-Q for the quarter ended April 4, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Neil T. Watanabe, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 12, 2015

/s/ Neil T. Watanabe
Neil T. Watanabe
Chief Financial Officer